EXHIBIT 10.7

Note: Portions of this exhibit marked with "X's" have been omitted pursuant to a request for confidentiality under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A copy of this exhibit in its entirety has been filed separately with the Securities and Exchange Commission.

                                                                     EXHIBIT A-1

THIS SECURITY IS SUBJECT TO THE PROVISIONS OF THE AMENDED AND RESTATED INVESTMENT AND MASTER STRATEGIC RELATIONSHIP AGREEMENT DATED AS OF OCTOBER 9, 1997 BETWEEN THE ISSUER AND SYNTHELABO AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN ACCORDANCE THEREWITH. A COPY OF SUCH AGREEMENT IS ON FILE AT THE OFFICE OF THE CORPORATE SECRETARY OF THE ISSUER. THIS SECURITY WAS SOLD IN A PRIVATE PLACEMENT, WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AND MAY BE OFFERED OR SOLD ONLY IF REGISTERED UNDER THE SECURITIES ACT OF 1933 OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE.


                         -------------------------------

                               ANGEION CORPORATION

                          COMMON STOCK PURCHASE WARRANT

                                1,350,845 Shares

         Capitalized terms used and not otherwise defined in this Common Stock Purchase Warrant (this "Warrant") shall have the respective meanings assigned to them in the Amended and Restated Investment and Master Strategic Relationship Agreement dated as of the 9th day of October, 1997, between Angeion Corporation, a Minnesota corporation having its executive offices and principal place of business at 3650 Annapolis Lane, Minneapolis, Minnesota 55447 (the "Company"), and Synthelabo, a French societe anonyme (the "Holder"), as the same may be supplemented, modified, amended, renewed or restated from time to time (the "Purchase Agreement").

         The Company does hereby certify and agree that, for value received, the Holder, its successors and assigns, hereby is entitled to purchase from the Company 1,350,845 duly authorized, validly issued, fully paid and non-assessable shares of Common Stock, par value $0.01 per share ("Common Stock"), of the Company (the "Exercise Quantity") upon the terms and subject to the provisions of this Warrant.

Section 1.        Price and Exercise of Warrant.

         1.1 Term of Warrant. This Warrant shall be exercisable for the period commencing on the date hereof and ending at 4:30 p.m., New York City time, on the fourth anniversary of the date hereof (the "Expiration Date").

         1.2 Exercise Price. The price per share at which the shares of Common Stock issuable upon exercise of this Warrant (the "Warrant Shares") shall be $6.6625 per share (the "Warrant Price") and shall be subject to downward adjustment (which adjustments shall supercede any prior lesser adjustments pursuant to paragraphs (c) or (d) of Section 4 below) to a price equal to one hundred thirty percent (130%) of the XXXXXXXXXXXXXXXXXXXXXXXXX in the event of the issuance of Supplemental Shares as contemplated by Section 2.1(e) of the Purchase Agreement.

         1.3 Exercise of Warrant. (a) This Warrant may be exercised, in whole or in part, upon surrender to the Company at its offices at 3650 Annapolis Lane, Minneapolis, Minnesota of the certificate or certificates evidencing this Warrant to be exercised, together with the form of election to exercise attached hereto as Exhibit A duly completed and executed, and upon payment to the Company of the Warrant Price for the number of Warrant Shares in respect of which this Warrant is then being exercised. Payment of the aggregate Warrant Price may be made in cash, by certified or bank check or by wire transfer.

                  (b) Subject to Section 2 hereof, upon such surrender of this Warrant, and the duly completed and executed form of election to exercise, and payment of the Warrant Price as aforesaid, the Company shall cause to be issued and delivered with all reasonable dispatch (and in any event within five business days thereafter) to the Holder or such other person as the Holder may designate in writing a certificate or certificates for the number of full shares of Common Stock so purchased upon the exercise of this Warrant. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such shares of Common Stock as of the date of the surrender of this Warrant, and the duly completed and executed form of election to exercise, and payment of the Warrant Price, as aforesaid; provided, however, that if, at the date of surrender of this Warrant and payment of the Warrant Price, the transfer books for the shares of Common Stock purchasable upon the exercise of this Warrant shall be closed, the certificates for the shares of Common Stock shall be issuable as of the date on which such books shall next be opened (whether before or after the Expiration Date), and, until such date, the Company shall be under no duty to cause to be delivered any certificate for such shares of Common Stock or for shares of such other class of stock. If this Warrant is exercised in part, a new Warrant certificate of the same tenor and for the number of Warrant Shares not exercised shall be executed by the Company.

         1.4 Fractional Interests. The Company shall not be required to issue fractions of shares of Common Stock on the exercise of this Warrant. If any fraction of a share of Common Stock would be issuable upon the exercise of this Warrant (or any portion thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the last reported sale price of the Common Stock on the NASDAQ National Market System or any other national securities exchange on which the Common Stock is then listed.

Section 2.        Exchange and Transfer of Warrant.

                  (a) This Warrant may be exchanged for two or more Warrants entitling the Holder thereof to purchase the same aggregate Exercise Quantity at the Exercise Price per share and otherwise having the same terms and provisions as this Warrant. The Holder may request such an exchange by surrender of this Warrant to the Company, together with a written exchange request specifying the desired number of Warrants and allocation of the Exercise Quantity purchasable under the existing Warrant. Within two business days after the Company's receipt of this Warrant and such an exchange request, the Company will issue and deliver such new Warrants to the Holder in the amounts and with the allocations requested.

                  (b) Subject to the restrictions set forth in Section 4.2(d) of the Purchase Agreement, this Warrant from time to time may be transferred, in whole or in part, by the Holder or any duly authorized representative of the Holder. A transfer may be registered with the Company by submission to it of this Warrant, together with the annexed Assignment Form attached hereto as Exhibit B duly completed and executed. Within two business days after the satisfaction by the Holder of the conditions to such transfer set forth in such
Section 4.2(d) and the Company's receipt of this Warrant and the Assignment Form so completed and executed, the Company will issue and deliver to the transferee a new Warrant representing the portion of the Exercise Quantity transferred at the same Exercise Price per share and otherwise having the same terms and provisions as this Warrant, which the Company will register in the new holder's name. In the event of a partial transfer of this Warrant, the Company shall concurrently issue and deliver to the transferring holder a new Warrant that entitles the transferring holder to purchase the balance of the Exercise Quantity not so transferred and that otherwise is upon the same terms and conditions as this Warrant. Upon the due delivery of this Warrant for transfer, the transferee holder shall be deemed for all purposes to have become the holder of the new Warrant issued respecting the Exercise Quantity transferred, effective immediately prior to the close of business on the date of such delivery, irrespective of the date of actual delivery of the new Warrant representing the Exercise Quantity transferred.

                  (c) In the event of the loss, theft or destruction of this Warrant, the Company shall execute and deliver an identical new Warrant to the Holder in substitution therefor upon the Company's receipt of (i) evidence reasonably satisfactory to the Company of such event and (ii) if requested by the Company, an indemnity agreement reasonably satisfactory in form and substance to the Company. In the event of the mutilation of or other damage to this Warrant, the Company shall execute and deliver an identical new Warrant to the Holder in substitution therefor upon the Company's receipt of the mutilated or damaged Warrant.

                  (d) The Company shall pay all costs and expenses incurred in connection with the exercise, exchange, transfer or replacement of this Warrant, including, without limitation, the costs of preparation, execution and delivery of a new Warrant and of stock certificates representing all Warrant Shares; provided, however, that the Holder shall pay all stamp and other transfer taxes payable in connection with the transfer or replacement of this Warrant.

Section 3.        Certain Covenants.

                  (a) The Company shall at all times reserve for issuance and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of providing for the exercise of this Warrant, such number of shares of Common Stock as shall from time to time be sufficient therefor.

                  (b) The Company will not, by amendment of its articles of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant. Without limiting the foregoing, the Company (i) will not increase the par value of any shares of capital stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of capital stock upon the exercise of this Warrant.

Section 4.        Adjustment of Warrant Price and Number of Warrant Shares.

         The Warrant Price in effect at any time and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events, as hereinafter provided.

                  (a) In case the Company shall hereafter (i) pay a dividend or make a distribution on its Common Stock in shares of its Common Stock, (ii) subdivide its outstanding Common Stock, (iii) combine its outstanding Common Stock into a smaller number of shares, or (iv) issue any shares by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the Warrant Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be proportionately adjusted so that the Holder, upon exercise of this Warrant after such date, shall be entitled to receive the aggregate number and kind of shares of Common Stock which, if this Warrant had been exercised immediately prior to such record date, it would have owned upon such exercise and been entitled to receive upon such dividend, distribution, subdivision, combination or reclassification.

                  (b) In case the Company shall hereafter distribute to all holders of its Common Stock shares of stock other than Common Stock, evidences of its indebtedness or assets (excluding cash dividends or distributions out of retained earnings and dividends or distributions referred to in paragraph (a) above), or any rights, warrants or options to subscribe for or purchase shares of Common Stock (or securities convertible into, exercisable for or exchangeable for shares of Common Stock) (excluding those referred to in paragraph (c) below), then in each such case the Warrant Price in effect thereafter shall be determined by multiplying the Warrant Price in effect immediately prior to the date of such issuance by a fraction, the numerator of which shall be the total number of outstanding shares of Common Stock multiplied by the XXXXXXXXXXXXXXXXXXXXXXXXXXXX, less the then fair market value (as determined in good faith by the Company's board of directors) of said shares of stock, assets or evidences of indebtedness so distributed or of such rights or warrants, and the denominator of which shall be the total number of outstanding shares of Common Stock multiplied by XXXXXXXXXXXXXXXXXX. Such adjustments shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

                  (c) In case the Company shall hereafter issue shares of its Common Stock or securities (including options, warrants or rights) convertible into, exchangeable for or exercisable for shares of Common Stock, such shares of Common Stock or securities convertible into, exchangeable for or exercisable for shares of Common Stock being herein called "Company Securities") at a price per share that is less than XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX at any time during the Initial Anti-Dilution Period (as defined below), the Warrant Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Warrant Price in effect immediately prior thereto by a fraction,
(x) the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such additional Company Securities pursuant to such offering plus the number of shares of Common Stock which the aggregate consideration received for the issuance of such additional shares would purchase at such XXXXXXXXXXXXXXXXXXXXXXX, and (y) the denominator of which shall be the number of shares of Common Stock outstanding immediately after the issuance of such additional shares pursuant to such offering. Such adjustment shall be made successively whenever such an issuance is made.

                  (d) In case the Company shall hereafter issue any Company Securities (excluding securities issued in transactions described in paragraph
(c) above) at an effective price per share less than the XXXXXXXXXXXXXXXXXXXXXXX, the Warrant Price shall be adjusted immediately thereafter so that it shall equal the price determined by multiplying the Warrant Price in effect immediately prior thereto by a fraction, (x) the numerator of which shall be the sum of the number of shares of Common Stock outstanding immediately prior to the issuance of such additional Company Securities pursuant to such offering plus the number of shares of Common Stock which the aggregate consideration received for the issuance of such additional shares would purchase at the XXXXXXXXXXXXXXXXXXXXX, and (y) the denominator of which shall be the number of shares of Common Stock outstanding immediately after the issuance of such additional shares pursuant to such offering. Such adjustment shall be made successively whenever such an issuance is made.

                  (e) Whenever the Warrant Price payable upon exercise of this Warrant is adjusted pursuant to paragraphs (a), (b), (c) and (d) above, the number of Warrant Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Warrant Shares initially issuable upon exercise of this Warrant by the Warrant Price in effect as of the date of this Warrant and dividing the product so obtained by the Warrant Price, as adjusted.

                  (f) Anything herein to the contrary notwithstanding:

                  (i) (A) The Company shall not be required to make any adjustment contemplated under paragraph (c) in the case of: (A) the issuance of shares of Common Stock upon the sale, issuance or exercise in whole or in part of the warrants to purchase shares of Common Stock issued pursuant to the Purchase Agreement; (B) the issuance of shares of Common Stock or any other securities which may now or hereafter be granted or exercised under any of the Company's compensatory benefit plans (regardless of whether such shares of Common Stock or other securities are issued to employees, directors, consultants or others of the Company or the joint venture established pursuant to the Limited Liability Company Operating Agreement of Angellan Medical Systems, LLC (the "U.S. Joint Venture Agreement")) (the "Plans") and such other employee benefit arrangements, contracts or plans as are recommended by the management of the Company and approved by its board of directors (adjusted appropriately for stock splits, stock combinations or stock dividends); (C) the issuance or sale of shares of Common Stock or convertible securities upon the exercise of any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or convertible securities outstanding on the date of the Purchase Agreement, except as set forth in Schedule 2.4(f)(i)(A)(C) of the Purchase Agreement; (D) the issuance or sale of shares of Common Stock upon conversion or exchange of any convertible securities or exercise of any options, warrants or other purchase rights, if a prior antidilution adjustment was made or required to be made hereunder upon the issuance, sale (or grant with respect to options) of such convertible securities, options, warrants or other purchase rights; (E) the issuance of shares of Common Stock in connection with a bona fide merger, acquisition (including without limitation, acquisition of a third party's assets, products, technology or other rights) or other similar transaction involving the Company or a subsidiary of the Company if the board of directors of the Company has obtained a fairness opinion with respect to the issuance of such Common Stock from a nationally or regionally recognized investment banking firm indicating the financial terms of such merger, acquisition or other similar transaction are fair to the Company when taken as a whole; or
         (F) the issuance of any Company Securities in any transaction which is part of the formation of a strategic relationship or joint venture between the Company and a third party if the board of directors of the Company has obtained a fairness opinion with respect to the issuance of such Company Securities from a nationally or regionally recognized investment banking firm indicating that the financial terms of such strategic relationship, joint venture or other similar relationship or venture are fair to the Company when taken as a whole.

                           (B) The Company shall not be required to make any
                  adjustment contemplated under paragraph (d) in the case of:
                  (A) the issuance of shares of Common Stock upon the sale, issuance or exercise in whole or in part of the warrants to purchase shares of Common Stock issued pursuant to the Purchase Agreement; (B) the issuance of shares of Common Stock or any other securities which may now or hereafter be granted or exercised under any of the Plans and such other employee benefit arrangements, contracts or plans as are recommended by the management of the Company and approved by its board of directors (adjusted appropriately for stock splits, stock combinations or stock dividends); (C) the issuance or sale of shares of Common Stock or convertible securities upon the exercise of any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or convertible securities outstanding on the date of the Purchase Agreement, except as set forth in Schedule 2.4(f)(i)(A)(C) of the Purchase Agreement; (D) the issuance or sale of shares of Common Stock upon conversion or exchange of any convertible securities or exercise of any options, warrants or other purchase rights, if a prior antidilution adjustment was made or required to be made hereunder upon the issuance, sale (or grant with respect to options) of such convertible securities, options, warrants or other purchase rights; (E) the issuance of shares of Common Stock in connection with a bona fide merger, acquisition (including without limitation, acquisition of a third party's assets, products, technology or other rights) or other similar transaction involving the Company or a subsidiary of the Company if the board of directors of the Company has obtained a fairness opinion with respect to the issuance of such Common Stock from a nationally or regionally recognized investment banking firm indicating the financial terms of such merger, acquisition or other similar transaction are fair to the Company when taken as a whole; (F) the issuance of any Company Securities in any transaction which is part of the formation of a strategic relationship or joint venture between the Company and a third party if the board of directors of the Company has obtained a fairness opinion with respect to the issuance of such Company Securities from a nationally recognized investment banking firm indicating that the financial terms of such strategic relationship, joint venture or other similar relationship or venture are fair to the Company when taken as a whole; or (G) the issuance of shares of Common Stock in connection with a bona fide private placement transaction not involving purchasers or placement agents affiliated with the Company if (1) the discount to market is not greater than 15% and (2) the Company has obtained a fairness opinion with respect to the issuance thereof from a nationally or regionally recognized investment banking firm that the financial terms of such transaction are fair to the Company when taken as a whole.

         (ii) The Company shall not be required to make any adjustment contemplated under paragraph (c) or (d) with respect to any Future Financing (as defined below) if the Investor exercises its right to increase or maintain its stock ownership with respect to such Future Financing pursuant to the Purchase Agreement.

         (iii) The provisions of paragraphs (c) and (d) above shall terminate and have no further force and effect upon the Investor's Rights Termination Date as such term is defined in the U.S. Joint Venture Agreement.

                  (g) The number of shares of Common Stock outstanding at any given time for purposes of the calculations under paragraphs (c) and (d) shall be subject to the following rules:

         (i) In case of (1) the sale by the Company for cash (or as a component of a unit being sold for cash) of any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or any securities convertible into or exchangeable for Common Stock without the payment of any further consideration other than cash, if any (such securities convertible, exercisable or exchangeable into Common Stock being herein called "Convertible Securities"), or (2) the issuance by the Company, without the receipt by the Company of any consideration therefor, or any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or Convertible Securities, in each case, if (and only if) the consideration payable to the Company upon the exercise of such rights, warrants or options shall consist of cash, whether or not such rights, warrants or options, or the right to convert or exchange such Convertible Securities, are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities (determined by dividing (x) the minimum aggregate consideration payable to the Company upon the exercise of such rights, warrants or options, plus the consideration, if any, received by the Company for the issuance or sale of such rights, warrants or options, plus, in the case of such Convertible Securities, the minimum aggregate amount of additional consideration, other than such Convertible Securities, payable upon the conversion or exchange thereof, by (y) the total maximum number of shares of Common Stock issuable upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities issuable upon the exercise of such rights, warrants or options) is less than XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX, on the date of the issuance or sale of such rights, warrants or options, then the total maximum number of shares of Common Stock issuable upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities (as of the date of the issuance or sale of such rights, warrants or options) shall be deemed to be outstanding shares of Common Stock and shall be deemed to have been sold for cash in an amount equal to (1) any cash paid for such warrants, options or Convertible Securities plus (2) the price per share payable upon the exercise of such rights, warrants or options or upon the conversion or exchange of such Convertible Securities issuable upon the exercise of such rights, warrants or options.

         (ii) In case the Company shall modify the rights of conversion, exchange or exercise of any of the securities referred to in (i) above or any other securities of the Company convertible, exchangeable or exercisable for shares of Common Stock, for any reason other than an event that would require adjustment to prevent dilution, so that the consideration per share received by the Company after such modification is less than XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX, the number of shares to be issued and outstanding shall be recalculated according to (i) and the number of antidilution shares issued pursuant to paragraph (c) or
         (d), as the case may be, shall be recalculated and any additional resulting antidilution shares shall thereupon be issued.

         (iii) In the case of the sale for cash of any shares of Common Stock, any Convertible Securities, any rights or warrants to subscribe for or purchase, or any options for the purchase of, Common Stock or Convertible Securities, the consideration received by the Company theretofor shall be deemed to be the gross sales price therefor without deducting therefrom any expense paid or incurred by the Company or any underwriting discounts or commissions or concessions paid or allowed by the Company in connection therewith.

                  (h) No adjustment in the Warrant Price shall be required unless such adjustment would require an increase or decrease of at least five cents ($0.05) in such price; provided, however, that any adjustments not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 4 shall be made to the nearest cent or to the nearest one-thousandth of a share, as the case may be.

                  (i) Anything in this Section 4 to the contrary notwithstanding, the Company shall be entitled, but shall not be required, to make such changes in the Warrant Price, in addition to those required by this
Section 4, as it in its discretion shall determine to be advisable in order that any dividend or distribution in shares of Common Stock, subdivision, reclassification or combination of shares of Common Stock, issuance of rights or warrants to purchase Common Stock or distribution of shares of stock other than Common Stock, evidences of indebtedness or assets (other than distributions in cash out of retained earnings) referred to hereinabove in this Section 4, hereafter made by the Company to the holders of its Common Stock shall not be taxable to them.

                  (j) Whenever the Warrant Price is adjusted, as herein provided, the Company shall promptly cause a notice setting forth the adjusted Warrant Price and adjusted number of shares issuable upon exercise of this Warrant to be mailed to the Holder. The certificate setting forth the computation shall be signed by the Chief Financial Officer of the Company.

                  (k) In the event that at any time, as a result of any adjustment made pursuant to paragraph (a) above, the holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in paragraphs (a) to (h) inclusive, above.

Section 5.        Rights and Obligations of the Warrant Holder.

         This Warrant shall not entitle the Holder to any rights of a stockholder in the Company.

Section 6.        Restrictive Stock Legend.

         This Warrant and the Warrant Shares have not been registered under any securities laws. Accordingly, until such time as the securities represented thereby are no longer subject to the restrictions set forth in Section 4.2 of the Purchase Agreement and there is delivered to the Company an opinion of counsel reasonably acceptable to the Company to the effect that such legend is no longer required, any stock certificates issued pursuant to the exercise of this Warrant shall bear the following legend:

                  THIS SECURITY IS SUBJECT TO THE PROVISIONS OF THE AMENDED AND RESTATED INVESTMENT AND MASTER STRATEGIC RELATIONSHIP AGREEMENT DATED AS OF OCTOBER 9, 1997 BETWEEN THE ISSUER AND SYNTHELABO AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN ACCORDANCE THEREWITH. A COPY OF SUCH AGREEMENT IS ON FILE AT THE OFFICE OF THE CORPORATE SECRETARY OF THE ISSUER. THIS SECURITY WAS SOLD IN A PRIVATE PLACEMENT, WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AND MAY BE OFFERED OR SOLD ONLY IF REGISTERED UNDER THE SECURITIES ACT OF 1933 OR IF AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

Section 7.        Notices.

         Any notice or other communication required or permitted to be given here shall be in writing and shall be effective (a) upon hand delivery or delivery by telex (with correct answerback received), telecopy or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the third business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communication shall be:

         If to the Company:

         Angeion Corporation
         3650 Annapolis Lane, Suite 170
         Plymouth, MN 55447-5434
         Telephone: (612) 550-9388
         Telecopier: (612) 509-9525
         Attention: Chief Financial Officer

         With a copy to:

         Morrison & Foerster LLP
         425 Market Street
         San Francisco, CA 94105
         Telephone: (415) 268-7000
         Telecopier: (415) 268-7522
         Attention: Gavin B. Grover, Esq.

         If to the Holder:

         Synthelabo
         22 Avenue Galilee
         92350 Le Plessis Robinson
         France
         Telephone: (33)(1)45.37.56.67
         Telecopier: (33)(1)45.37.58.04
         Attention: General Counsel

         With copies to:

         ELA Medical
         Centre d'Affairs la Boursidiere
         92357 Le Plessis Robinson
         France
         Telephone: (33)(1)46.01.33.01
         Telecopier: (33)(1)46.01.33.15
         Attention: President

                and

         Coudert Brothers

         1114 Avenue of the Americas
         New York, NY 10036-7703
         Telephone: (212) 626-4400
         Telecopier: (212) 626-4120
         Attention: James C. Colihan, Esq.

Each party hereto may from time to time change its address for notices under this Section 7 by giving at least 10 days' notice of such changes address to the other party hereto.

Section 8.        Amendments and Waivers.

         This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

Section 9.        Applicable Law.

         This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of New York.

Section 10.       Definitions.

         As used in this Warrant, the following terms shall be defined as follows:

         "Fair Market Value Price" shall mean the average Quoted Price for the five business days prior to the closing of the applicable sale.

         "Future Financing" shall mean any future offering of any shares of any class of Company Securities with voting rights generally to elect directors of the Company.

         "Initial Anti-Dilution Period" shall mean the period commencing on October 9, 1997 and terminating on the XXXXXXXXXXXX of the date hereof.

         "Initial Reference Price" shall mean XXXXXXXXXXXXXXXXXXXXXXXX of the average Quoted Price for all trading days within XXXXXXXXXXXXXXXXXX ending two days prior to the public announcement by the Company of the transactions contemplated by the Purchase Agreement.

         "Quoted Price" of the Common Stock shall mean: the last sale price regular way or, in the case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in wither case on the NASDAQ National Market System as reported by NASDAQ, or, if the Common Stock is not authorized for quotation on the NASDAQ National Market System, on the New York Stock Exchange Composite Tape (the "Composite Tape"), or, if the Common Stock is not listed or admitted to trading on such exchange, on the national securities exchange in or nearest the City of New York on which the Common Stock is listed or admitted to trading, or if the Common Stock is not listed or admitted to trading on any national securities exchange, the last sale price regular way or, in case no such sale takes place on such day, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information, or if on any such trading day the Common Stock is not quoted by any such organization, the fair value of a share of Common Stock on such day, as determined in good faith by the board of directors of the Company.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed on the day and year first above written.


                                         ANGEION CORPORATION



                                         By: /s/ Whitney A. McFarlin
                                             ---------------------------
                                             Title: Chairman/CEO

                                    Exhibit A

To:  ANGEION CORPORATION


                              ELECTION TO EXERCISE

                  The undersigned hereby exercises its right to subscribe for and purchase from ANGEION CORPORATION ______ fully paid, validly issued and nonassessable shares of Common Stock covered by the within Warrant and tenders payment herewith in the amount of $__________ in accordance with the terms thereof, and requests that certificates for such shares be issued in the name of, and delivered to:


                 ----------------------------

                 ----------------------------

                 ----------------------------


Date:                                     [Holder]
     ----------------------


                                          By
                                             ----------------------------------
                                              Name:
                                              Title:

                                    Exhibit B

                                 ASSIGNMENT FORM

To:   ANGEION CORPORATION

      The undersigned hereby assigns and transfers this Warrant to

--------------------------------------------------------------------------------
        (Insert assignee's social security or tax identification number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
            (Print or type assignee's name, address and postal code)

and irrevocably appoints ______________________________________________________
to transfer this Warrant on the books of the Company.

Date:  ___________________                [Holder]



                                          By
                                             ----------------------------------
                                              Name:
                                              Title:

         (Sign exactly as your name appears on the face of this Warrant)

Signature guarantee: